J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Healthcare Leaders ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated May 9, 2024

to the current Summary Prospectus and Prospectus, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Dominic Valder	2023	Executive Director
Bartjan van Hulten	2024	Managing Director

In addition, the “The Fund’s Management and Administration — The Portfolio Managers” section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The portfolio management team utilizes a team-based approach to manage the Fund and is comprised of Dominic Valder and Bartjan van Hulten. An employee since 2020, Mr. Valder, Executive Director, is a portfolio manager in the International Equity Group based in London, specializing in healthcare. An employee since 2018, Mr. van Hulten, Managing Director, is a portfolio manager and analyst in the U.S. Equity Research Group based in London, specializing in healthcare.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-HCLETF-524